EXHIBIT 10

                    SMITH CORONA CORPORATION

                       THIRD AMENDMENT TO
              DEBTOR-IN-POSSESSION CREDIT AGREEMENT


          This THIRD AMENDMENT TO DEBTOR-IN-POSSESSION CREDIT AGREEMENT (this "Amendment") is dated as of December 6, 1995 and entered into by and among SMITH CORONA CORPORATION, a Delaware corporation, as debtor and debtor-in-possession (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders") and CHEMICAL BANK, a New York banking corporation, as agent for the Lenders (in such capacity, the "Agent"), and, for purposes of Section 5 hereof, the Credit Support Parties (as hereinafter defined) named on the signature pages hereto, and is made with reference to that certain Debtor-In-Possession Credit Agreement dated as of July 10, 1995, as amended by that certain First Amendment to Debtor-in-Possession Credit Agreement dated as of July 24, 1995 and that certain Second Amendment to Debtor-in-Possession Credit Agreement dated as of August 15, 1995 (as so amended, the "Credit Agreement"), by and among the Borrower, the Lenders and the Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                            RECITALS

          WHEREAS, since the Borrower has determined to enter into negotiations with potential purchasers of the Borrower and to propose a plan of reorganization funded by such a purchaser, on an expedited basis, the terms of the Credit Agreement relating to the Business Plan and the Business Plan Event are no longer relevant, and accordingly the Borrower, Lenders and the Agent desire to amend the Credit Agreement as provided herein;

          WHEREAS, the Borrower has requested the Agent and the Lenders to modify certain financial covenants in the Credit Agreement and, subject to the terms and conditions contained herein, the Agent and the Lenders are willing to agree to such modification; and

          WHEREAS, the Borrower has requested the Agent and Lenders to amend certain provisions of the Credit Agreement to permit SCC Singapore to enter into a credit facility with OCBC Bank for the purpose of financing certain retrenchment expenses of SCC Singapore;

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

          Section 1.  AMENDMENTS TO THE CREDIT AGREEMENT

          1.1  Amendments to Section 1: Definitions

          A. Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definition of Business Plan and Business Plan Event contained therein.

          B. Subsection 1.1 of the Credit Agreement is hereby amended by inserting the following definitions in proper alphabetical order:

          "`Lenders' Election': the election by the Agent, with the consent, or at the request, of the Required Lenders, in their sole and exclusive discretion, to terminate this Agreement and demand that all Loans and all other amounts owed under this Agreement (including without limitation the L/C Obligations) be paid on the Termination Date."

          "`OCBC Facility Letter' means that certain facility letter from OCBC Bank dated October 17, 1995, as supplemented by the facility letters dated October 27, 1995 and November 6, 1995, respectively, attached as Annex A to the Third Amendment."

          "`Singapore Factory' means the factory property of SCC Singapore located at 7 Bedok South Road, Singapore
  469272."

          "`Third Amendment' means that certain Third
  Amendment to Debtor-in-Possession Credit Agreement dated as of December 6, 1995 by and among the Borrower, the Lenders and the Agent."

          C. The definition of "Termination Date" contained in subsection 1.1 of the Credit Agreement is hereby amended and restated as follows:

          "`Termination Date': the earliest to occur of (i) June 30, 1996, (ii) the date the Lenders elect to terminate the Commitments pursuant to Section 7, (iii) the date of prepayment in full by the Borrower of the Loans and all other amounts owed under this Agreement (including without limitation the L/C Obligations) and termination of the Commitments in accordance with the provisions of subsection 2.5, (iv) the effective date of a plan of reorganization providing for the final payment in full in cash on the effective date thereof of all Loans and all other amounts owed under this Agreement (including without limitation the L/C Obligations) and
       (v) the sixtieth (60th) day following the date the Agent provides the Borrower with notice of the exercise of the Lenders' Election."

          Section 1.2   Amendments to Section 6: Negative
  Covenants

          A. Subsection 6.1(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

               "(a)  Maximum Inventory.  Permit the aggregate
            amount of Inventory of the Borrower and its Subsidiaries, calculated on a consolidated basis in accordance with GAAP, as of the last day of any Fiscal Month set forth below to be greater than the corresponding amount set forth below:

          Fiscal Month                      Amount

          October 1995                      $51,000,000
          November 1995                      48,000,000
          December 1995                      46,000,000
          January 1996                       44,000,000
          February 1996                      42,000,000
          March 1996                         41,000,000
          April 1996                         40,000,000
          May 1996                           40,000,000
          June 1996                          40,000,000"

          B. Subsection 6.1(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

               "(b) Maximum Cash Disbursements Permit the
            aggregate amount of Cash disbursements, measured on a consolidated basis for the Borrower and its Subsidiaries, for the cumulative periods set forth below to be greater than the corresponding amount indicated below:

               Period                          Amount

     October 1 through October 31, 1995         $13,100,000
     October 1 through November 30, 1995         24,000,000
     October 1 through December 31, 1995         37,800,000"

          C. Subsection 6.2 of the Credit Agreement is hereby amended by (i) deleting the word "and" from the end of clause (b) thereof, (ii) deleting the punctuation "." from the end of clause (c) thereof and substituting "; and" therefor, and (iii) adding the following clause (d) at the end of such subsection:

               "(d) SCC Singapore may become and remain liable
            with respect to Indebtedness in an aggregate principal amount not to exceed Singapore $14,000,000 incurred in accordance with the terms and provisions of the OCBC Facility Letter; provided that all proceeds of such Indebtedness are used in accordance with the provisions of the OCBC Facility Letter."

          D. Subsection 6.3 of the Credit Agreement is hereby amended by (i) deleting the word "and" from the end of clause (i) thereof, (ii) deleting the punctuation "." from the end of clause (y) thereof and substituting "; and" therefor, and (iii) adding the following clause (k) at the end of such subsection:

          "(k) Liens on the Singapore Factory to secure
       Indebtedness permitted under subsection 6.2(d)."

          E. Subsection 6.6 of the Credit Agreement is hereby amended by (i) deleting the word "and" from the end of clause (d) thereof, (ii) deleting the punctuation "." from the end of clause (e) thereof and substituting "; and" therefor, and (iii) adding the following clause (f) at the end of such subsection:

          "(f) the sale of the Singapore Factory; provided that the proceeds of such sale are used first to repay Indebtedness permitted under subsection 6.2(d) and then to pay retrenchment costs of SCC Singapore and that the balance of such proceeds, if any, shall be the property of SCC Singapore and may be distributed to the Borrower to be applied in accordance with the provisions of the Credit Agreement."

          Section 2.    CONDITIONS TO EFFECTIVENESS

          Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Third Amendment Effective Date"):

          A. The Agent shall have received counterparts of this Amendment executed by the Borrower, each Lender and the Agent and written or telephonic notification of such execution and authorization of delivery thereof.

          B. The Bankruptcy Court shall have approved the execution of this Amendment by the Borrower.

          C. Any portion of the Prior Indebtedness for which the Borrower has been billed but which has not heretofore been paid shall have been paid.

          Section 3.    OTHER AGREEMENTS

          Without limiting the provisions of subsection 5.15 or subsection 9.5 of the Credit Agreement, the Borrower hereby agrees to pay all Prior Indebtedness owed by the Borrower in respect of fees and expenses promptly upon receipt.

          Section 4.    REPRESENTATIONS AND WARRANTIES

          In order to induce the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

          A. Corporate Power and Authority. The Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement").

          B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended
  Agreement have been duly authorized by all necessary corporate action on the part of the Borrower.

          C. No Conflict. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Amended Agreement do not and will not
  (i) violate any provision of any law or any governmental rule or regulation applicable to the Borrower or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of the Borrower or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on the Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of the Borrower or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of the Borrower or any of its Subsidiaries (other than any Liens created under any of the Loan Documents in favor of the Agent on behalf of the Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of the Borrower or any of its Subsidiaries.

          D. Governmental Consents. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

          E. Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by the Borrower and are the legally valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          F. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 3 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute a Default.

          Section 5.    ACKNOWLEDGEMENT AND CONSENT

          The Borrower is a party to the Security Agreement and the Borrower Pledge Agreement pursuant to which the Borrower has created Liens in favor of the Agent on certain Collateral to secure the Obligations. Each Subsidiary Guarantor is party to the Subsidiary Guaranty pursuant to which the Subsidiary Guarantors have guarantied the Obligations. The Subsidiary Guarantors party to the Guarantor Pledge Agreement have created Liens in favor of the Agent to secure the obligations of such Subsidiary Guarantor under the Subsidiary Guaranty. The Borrower and the Subsidiary Guarantors are collectively referred to herein as the "Credit Support Parties."

          Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Collateral Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Obligations," "Guarantied Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Collateral Document), including without limitation the payment and performance of all such "Obligations," "Guarantied Obligations" or "Secured Obligations," as the case may be, in respect of the Obligations of the Borrower now or hereafter existing under or in respect of the Amended Agreement and the Notes.

          Each Credit Support Party acknowledges and agrees that any of the Collateral Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all repre-sentations and warranties contained in the Amended Agreement and the Collateral Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          Each Credit Support Party (other than the Borrower) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

          Section 6.    MISCELLANEOUS

          A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

          (i) On and after the Third Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

          (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan
       Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

          B. Fees and Expenses. The Borrower acknowledges that all costs, fees and expenses as described in subsection
  9.5 of the Credit Agreement incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

          C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

          D.   Applicable Law.  THIS AMENDMENT SHALL BE
  GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN
  ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK,
  WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          E. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.


          [Remainder of page intentionally left blank.]




          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                SMITH CORONA CORPORATION,
                                as debtor and debtor-in-possession


                                By:
                                Title:


                                CHEMICAL BANK, as
                                Agent and as a Lender


                                By:
                                Title:


                                BANK OF AMERICA ILLINOIS


                                By:
                                Title:



                                SCM (UNITED KINGDOM) LIMITED,
                                  (for purposes of Section 5
                                  only) as a Credit Support Party


                                By:
                                Title:


                                SMITH CORONA OVERSEAS
                                HOLDINGS, INC., (for purposes
                                  of Section 5 only) as a Credit
                                  Support Party


                                By:
                                Title:


                                SMITH CORONA (UK), LIMITED,
                                  (for purposes of Section 5
                                  only) as a Credit Support Party


                                By:
                                Title:




                             ANNEX A




  OCBC BANK



  Our Ref: AOS/SC.LO



  17 October 1995

  SMITH-CORONA PRIVATE LIMITED
  7 Bedok South Road
  Singapore 469272                                  CONFIDENTIAL

  Attention:     Mr. Ronald F. Stengel, President & CEO, Smith
                   Corona Corporation
                 Mr. C.C. Tang, Managing Director, Smith-Corona
                   Private Limited

  Dear Sirs:

  We refer to your recent request and are pleased to advise you that Oversea-Chinese Banking Corporation Limited (hereinafter called "the Bank") is prepared, subject to satisfactory completion of legal documentation and upon the following terms and conditions, to grant to Smith-Corona Private Limited (hereinafter called "the borrower") an overdraft facility of up to S$14 million (hereinafter called "the facility") as follows:

              Interest rate:         1% (one per cent) per annum
                                       above the Bank's prime lending
                                       rate.  The Bank's current prime
                                       lending rate is at 6% per
                                       annum.

              Facility
              Expiry Date:           The facility shall expire one
                                       year from date of acceptance
                                       but no later than 31 October
                                       1996 or upon the completion of
                                       the sale of the factory
                                       building at 7 Bedok South Road
                                       Singapore 469272, whichever is
                                       earlier.


  2           PURPOSE

              The facility shall be for the sole purpose of paying retrenchment benefits of up to S$12.4 million to the borrower's employees and the remaining amount of S$1.6 million may be used to meet interest accruing up to a maximum of one year.

  3           SECURITY

              The facility shall be secured by a first legal mortgage over the factory building at 7 Bedok Road Singapore
  469272.

  4           SPECIAL CONDITIONS

              The facility is granted to the borrower subject to the Bank receiving the following in a form and substance satisfactory to the Bank:

                  a     An acceptable United States legal
                          counsel's confirmation that the
                          creation of the first legal mortgage
                          over the factory building at 7 Bedok
                          South Road Singapore 469272 would not
                          be inconsistent with or negatively
                          affected by the provisions under
                          Chapter 11 of the Bankruptcy Laws of
                          the United States as applied to the
                          borrower's parent, Smith Corona
                          Corporation.

                  b     Receipt of a waiver from the existing
                          bankers of the borrower's parent, Smith
                          Corona Corporation consenting to the
                          creation of the mortgage over the
                          factory building at 7 Bedok South Road
                          Singapore 469272.

                  c     Approval from The Monetary Authority of
                          Singapore for the facility to be
                          extended in S$.

                  d     An acceptable and independent auditor
                          certifying that the borrower is a going
                          concern on the day the mortgage is
                          executed and has the means to honour
                          all its obligations as and when they
                          fall due.

  5               CONDITIONS PRECEDENT

                  The borrower's right to utilise the facility and the obligation of the Bank to advance the same shall be subject to the condition precedent that there shall have been previously delivered to the Bank duly executed loan and security documentation and the following documents in form and substance satisfactory to the Bank:

                  I     a       Copy of the borrower's
                                  Memorandum and Articles of
                                  Association certified as a true
                                  copy by the Director or
                                  Secretary.

                        b       Copy of Certificate of
                                  Incorporation of the borrower
                                  certified as true copy by the
                                  Director or Secretary.

                        c       Copy of the Board of Directors'
                                  resolution of the borrower
                                  certified as true copy by the
                                  Chairman and/or Secretary duly
                                  authorizing:

                 i the acceptance of the facility upon the terms and conditions enumerated herein.

                 ii the appointment of an authorised signatory or signatories to execute on behalf of the borrower all legal documents, notices and any other documents connected with the facility.

                 iii the affixing of the common seal to all documents, when required, in accordance with the Memorandum and Articles of Association of the borrower.

                        d       Legal mortgage duly executed
                                  and registered in favour of the
                                  Bank with lodgment of Forms 33
                                  and 34.

                        e       Receipt of the United States
                                  legal counsel's confirmation as
                                  enumerated in paragraph 4(a)
                                  above.

                        f       Receipt of the waiver from the
                                  bankers of Smith Corona
                                  Corporation as enumerated in
                                  paragraph 4(b) above.

                        g       Receipt of confirmation from an
                                  acceptable and independent
                                  auditor as enumerated in
                                  paragraph 4(d) above.

                        h       The duplicate of this letter
                                  duly endorsed with the
                                  borrower's acceptance.

                        i       Any other documents that may be
                                  required by the Bank from time
                                  to time.

                  II    Receipt of the approval from The
                          Monetary Authority of Singapore, as
                          enumerated in paragraph 4(c) above.

  6               CONDITIONS

                  So long as the facility is available, the borrower shall promptly advise the Bank of any material adverse change in the condition (financial or otherwise) of the borrower or of any subsidiary of the borrower and notify the Bank of the institution of any litigation or proceedings against the borrower or of any subsidiary before any court or administrative agency which, in the opinion of the officers of the borrower might materially affect the continued operations or financial condition of the borrower. Such advice or notice will be given to the Bank within seven (7) days after the borrower has knowledge of the said change or of proceedings and (in the latter case), the amount of contingent liability if such amount is ascertainable.

  7               You shall agree that the Bank shall have the
  right to set-off and apply any credit balances including fixed deposits with the Bank whether in Singapore Dollars or in any other currency (whether or not then due) towards payment of the moneys owing under the facility and the right to withdraw such deposits so long as any moneys are outstanding (including contingent liabilities) under the facility.

  8               Any goods and services tax or other levies
  now or hereafter imposed by law (including but not limited to the Goods and Services Tax Act 1993) or required to be paid in respect of any moneys payable to or received or receivable by the Bank or any expenses incurred by the Bank shall (except to the extent prohibited by law) be borne and paid by the borrower and the Bank will be entitled to debit the same from the account(s) of the borrower.

  9               All reasonable expenses including stamp duty
  (whether as penalty of otherwise), legal administrative, registration, execution fees and any other costs or charges (including abortive costs) whether of the Bank or otherwise and incurred or expended by the Bank in connection with the facility whether the same is accepted or otherwise shall be borne by the borrower.

  10              The facility shall be subject to periodic
  reviews and the sole discretion of the Bank to continue with the same. Amounts borrowed under the facility are repayable on demand.

  11              The legal fees and all other expenses
  incurred by the Bank in connection with the facility or in making a demand or in enforcing or attempting to enforce the Bank's rights in relation thereto whether under this letter or otherwise shall be borne by the borrower on a full indemnity basis.

  12              GOVERNING LAW AND JURISDICTION

                  This letter and interpretation thereof shall be governed by the laws of Singapore and the borrower irrevocably submits to the non-exclusive jurisdiction of the courts of Singapore.

  13              If you are agreeable to the above terms and
  conditions, kindly indicate acceptance by signing on the duplicate of this letter and returning it by 31 October 1995 afterwhich date the offer contained herein shall lapse unless an extension thereof has been requested for and agreed to by the Bank.

  14              We assure you of our best services at all
  times.

  Yours faithfully
  for OVERSEA-CHINESE BANKING CORPORATION LIMITED


  /s/ Robert Chia               /s/ Wong Soon Yum
  ------------------            ------------------------
  ROBERT CHIA                   WONG SOON YUM
  VICE PRESIDENT                SENIOR VICE PRESIDENT
  CORPORATE BANKING DEPARTMENT


  TO: OVERSEA-CHINESE BANKING CORPORATION LIMITED

  I/We confirm acceptance of the facilities on the above stipulated terms and conditions and hereby irrevocably give permission to the Bank and its officers and employees in Singapore to disclose at any time particulars of my/our accounts with the Bank in Singapore to officers and employees of the Bank and its branches, agencies and representative officers outside Singapore and also irrevocably permit such officers and employees of the Bank to disclose particulars of my/our accounts with the Bank outside Singapore to its Head Office and its officers and employees in Singapore.

  I/We hereby irrevocably consent to the Bank and its officers and agents disclosing to any guarantor(s), co-debtor(s), co-mortgagor(s), joint holder(s), or any authority the moneys and other particulars relating to my/our accounts with the Bank.


  /s/ W. M. Driscoll            10/11/95
  ---------------------------   ----------
  Authorised Signatory/(ies)    Date
  for and on behalf of
  SMITH-CORONA PRIVATE LIMITED




  OCBC BANK



  Our Ref: AO14/(WP)SMITH.LTR



  6 November 1995

  SMITH-CORONA PRIVATE LIMITED
  7 Bedok South Road
  Singapore 469272                                  CONFIDENTIAL

  Attention:      Mr. Ronald F. Stengel, President & CEO,
                    Smith Corona Corporation
                  Mr. C.C. Tang, Managing Director, Smith-
                   Corona Private Limited

  Dear Sirs:

  Re:    Facility letters dated 17 October 1995 and 27 October
           1995 to Smith-Corona Private Limited

                  We refer to our facility letters dated 17
  October 1995 and 27 October 1995 and your fax of 2 November 1995. We are pleased to advise that the Bank is agreeable to amend paragraph 4(d) of the said facility letters which will now read as follows:

                        4(d) -  An updated statement of account
                                  of this borrower as at 31
                                  October 1995 by an acceptable
                                  and independent auditor showing
                                  that there is no significant
                                  adverse changes to the
                                  borrower's financial position
                                  as compared to the management
                                  accounts as at 30 September
                                  1995 which was earlier
                                  presented to the Bank.

                  Save for the aforesaid, all other terms and conditions as enumerated in our facility letters dated 17
  October 1995 and 27 October 1995 shall remain unchanged.

  We would be pleased to be of assistance should you require any further clarification.

  Yours faithfully
  for OVERSEA-CHINESE BANKING CORPORATION LIMITED


  /s/ Robert Chia               /s/ Wong Soon Yum
  ------------------            ------------------------
  ROBERT CHIA                   WONG SOON YUM
  VICE PRESIDENT                SENIOR VICE PRESIDENT
  CORPORATE BANKING DEPARTMENT

                                              /s/ W. M. Driscoll
                                                        10/11/95




  OCBC BANK



  Our Ref: AO14/SMITH.LO



  27 October 1995

  SMITH-CORONA PRIVATE LIMITED
  7 Bedok South Road                               By Fax & Mail
  Singapore 469272                                  CONFIDENTIAL

  Attention:      Mr. Ronald F. Stengel, President & CEO,
                    Smith Corona Corporation
                  Mr. C.C. Tang, Managing Director, Smith-
                   Corona Private Limited

  Dear Sirs:

  Re:    Facility letter dated 17 October 1995 to Smith-Corona
           Private Limited

                  We refer to our facility letter dated 17
  October 1995 and your fax of 25 October 1995 and are pleased to advise that the Bank is agreeable to amend paragraphs 4(d), 6 and 10 of our facility letter which will now read as follows:

                        4(d) -  An acceptable and independent
                                  auditor certifying that the
                                  borrower is solvent on the day
                                  the mortgage is executed and
                                  has the means to honour all its
                                  obligations as and when they
                                  fall due.

                        6 -     So long as the facility is
                                  available, the borrower shall
                                  promptly advise the Bank of any
                                  material adverse change of the
                                  borrower, other than the
                                  systematic winding-down of its
                                  operations, and notify the Bank
                                  of any litigation or
                                  proceedings against the
                                  borrower or of any subsidiary
                                  before any court or
                                  administrative agency.  Such
                                  advice or notice will be given
                                  to the Bank within seven (7)
                                  days after the borrower has
                                  knowledge of the said
                                  proceedings and the amount of
                                  contingent liability if such
                                  amount is ascertainable.

                        10 -    The facility shall be subject
                                  to periodic reviews and the
                                  sole discretion of the Bank to
                                  continue with the same.
                                  Amounts borrowed under the
                                  facility are repayable on
                                  demand.  In the event a demand
                                  is made by the Bank, the Bank
                                  shall proceed to enforce the
                                  security as enumerated in
                                  paragraph 3, for the repayment
                                  of all outstanding under the
                                  facility.


                  Save for the aforesaid, all other terms and conditions as enumerated in our facility letter dated 17
  October 1995 shall remain unchanged.

  We would be pleased to be of assistance should you require any further clarification.

  Yours faithfully
  for OVERSEA-CHINESE BANKING CORPORATION LIMITED


  /s/ Robert Chia               /s/ Wong Soon Yum
  ------------------            ------------------------
  ROBERT CHIA                   WONG SOON YUM
  VICE PRESIDENT                SENIOR VICE PRESIDENT
  CORPORATE BANKING DEPARTMENT

                                              /s/ W. M. Driscoll
                                                        10/11/95



  SMITH CORONA CORPORATION
  -------------------------------------------------------------



                                               November 9, 1995

  VIA FACSIMILE
  Mr. Robert Chia
  Vice President
  Corporate Banking
  Overseas-Chinese Banking Corporation Limited
  65 Chulea Street
  OCBC Center
  SINGAPORE 0104

  Dear Mr. Chia:

         I am in receipt of OCBC's Offer Letter dated October 17, 1995 regarding an overdraft facility for Smith Corona Private Limited, as well as your letters dated October 27, 1995 and November 6, 1995, which amended certain provisions of the October 17, 1995 letter.

         I am pleased to state that Smith Corona Private Limited will accept OCBC's Offer Letter, as amended. Signed documents should be in your possession not later than Monday, November 13, 1995. Additionally, I intend to authorize Deloitte & Touche to begin their audit work the week of November 13, 1995, and to authorize the Wong Partnership to begin the required legal work.

         I look forward to a continuing and prosperous relationship.

                                          Very truly yours,

                                          /s/ Ronald F. Stengel
                  -----------------------------------
                  Ronald F. Stengel
                  President and Chief Executive Officer


  RFS/lmc

  cc:    M. Driscoll
         R. Epling, Esq.
         J. Piontkowski
         C. C. Tang